UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2021

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
0.700% Notes due 2022	FDX 22B	New York Stock Exchange
1.000% Notes due 2023	FDX 23A	New York Stock Exchange
0.450% Notes due 2025	FDX 25A	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
1.300% Notes due 2031	FDX 31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8. OTHER EVENTS

Item 8.01. Other Events.

On May 4, 2021, FedEx Corporation issued €600,000,000 aggregate principal amount of its 0.450% Notes due 2029 and €650,000,000 aggregate principal amount of its 0.950% Notes due 2033.

We are filing this Current Report on Form 8-K for the purpose of incorporating by reference the exhibits filed herewith into the Registration Statement on Form S-3 (Registration No. 333-240157) by which those notes and related guarantees were registered.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated April 20, 2021, among FedEx Corporation, the Significant Guarantors named therein and ING Bank N.V. and Mizuho International plc, on behalf of themselves and as representatives of the several underwriters named therein.

4.1	Indenture, dated as of October 23, 2015, between FedEx Corporation, the Guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Report on Form 8-K of October 23, 2015).

4.2	Supplemental Indenture No. 13, dated as of May 4, 2021, between FedEx Corporation, the Guarantors named therein, Wells Fargo Bank, National Association, as trustee, and Elavon Financial Services DAC, UK Branch, as paying agent.

4.3	Form of 0.450% Note due 2029 (included in Exhibit 4.2).

4.4	Form of 0.950% Note due 2033 (included in Exhibit 4.2).

5.1	Opinion of Davis Polk & Wardwell LLP regarding the legality of the notes and guarantees.

5.2	Opinion of Tracy B. Brightman, General Counsel, Senior Vice President Legal & Human Resources of FedEx Office and Print Services, Inc., regarding certain matters relating to FedEx Office and Print Services, Inc.

5.3	Opinion of Christina R. Conrad, Managing Director — Employment Law and Assistant Secretary of FedEx Freight, Inc., regarding certain matters relating to FedEx Freight, Inc.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Tracy B. Brightman (included in Exhibit 5.2).

23.3	Consent of Christina R. Conrad (included in Exhibit 5.3).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date:	May 4, 2021	By:	/s/ Herbert C. Nappier
			Name:	Herbert C. Nappier
			Title:	Executive Vice President, Treasurer, Tax & Corporate Development